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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K
                                  CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act Of 1934



                         Date of report: May 8, 2003
                      (date of earliest event reported)



                           COGNITRONICS CORPORATION
             (Exact name of registrant as specified in its charter)



                                  New York
                (State or other jurisdiction of incorporation)



           0-3035                                  13-1953544
  (Commission File Number)              (IRS Employer Identification No.)



   3 Corporate Drive, Danbury, Connecticut                             06810
  (Address of principal executive offices)                          (Zip Code)



                                (203) 830-3400
                         (Registrant's telephone number)














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Item 9.  Regulation FD Disclosure (including information being provided under Item 12)

On May 8, 2003, Cognitronics Corporation issued the press release attached as Exhibit 99.1, reporting its results for its first quarter of 2003.


This information is also being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition" pursuant to SEC
Release No. 33-8216.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              COGNITRONICS CORPORATION
Dated: May 9, 2003                            By: /s/ Garrett Sullivan
                                              ------------------------
                                              Name: Garrett Sullivan
                                              Title: Treasurer


                              Index to Exhibits

Exhibits:

99.1 Press release, dated May 8, 2003, reporting results for Cognitronics Corporation for the first quarter of 2003.